                                 Exhibit 10.8

                Employment Agreement With William A. Fitzgerald
                Dated May 15, 1974, As Amended February 14, 1996

                                                                   EXHIBIT 10.8

                                   AGREEMENT
                                   ---------

     This Agreement, by and between COMMERCIAL FEDERAL SAVINGS AND LOAN ASSOCIATION, hereinafter referred to as "Association" and William A. Fitzgerald
                                                          ---------------------
residing in the City of Omaha, Nebraska, hereinafter referred to us as "Fitzgerald".
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WITNESSETH:
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     That in consideration of the Agreement hereinafter contained, the parties hereto agree as follows:

     1.  Fitzgerald has been an employee of the Association since 1955 and shall
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continue in the employ of the Association and agrees to serve the Association in such capacity as the Board of Directors of the Association may designate from time to time until terminated by either party on at least 90 days prior to written notice to the other.

     2.  During the term of his employment, Fitzgerald shall devote his
                                            ----------
attention, skill and efforts to the performance of his duties for the good of the Association as he has in the past.

     3.  The Association shall pay the employee, beginning 5/16/74 and
                                                           -------
continuing during the term of his employment hereunder, such salary payable monthly, fringe benefits and retirement plan coverage as the Board may from time to time determine, together with deferred compensation payable as provided in paragraph 4 below, unless forfeited by the occurrence of any of the events specified in paragraph 7 below.

     4. The benefits to be paid as deferred compensation, unless forfeited as provided herein, shall be paid as follows:

          A.  If Fitzgerald's employment hereunder is terminated on or after he
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     shall have reached the age of 65, the Association shall pay to him in 120 equal monthly installments, an amount equal to three times the highest annual salary which Fitzgerald received from the Association during the
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     five-year period ending with the close of the Association's fiscal year in which Fitzgerald attained the age of 65 years. For the purpose of this
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     agreement, the term "highest annual salary" shall mean the basic compensation paid by the Association to Fitzgerald for such year, excluding
                                             ----------
     fringe benefits paid for Fitzgerald, contributions to any profit sharing
                              ----------
     and pension plans, and any reimbursement for expenses incurred by Fitzgerald on behalf of the Association. If Fitzgerald should die on or
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     after his 65th birthday and before the said 120 monthly installments are paid, the unpaid balance shall continue to be paid in installments for the unexpired portion of such 120 month period to such beneficiary as Fitzgerald may designate in writing to the Association.
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          B.  If Fitzgerald's employment is terminated because of disability of
                 ------------
     death before he has reach the age of 65, and while he is still in the employ of the Association, then the Association shall pay to Fitzgerald (in
                                                                  ----------
     the event of his disability) or his designated beneficiary (in the event of his death), in 120 equal monthly installments an amount equal to three times the highest annual salary which Fitzgerald received from the
                                           ----------
     Association during the five-year period ending with the close of the Association's fiscal year in which Fitzgerald became disabled or died. If
                                        ----------
     Fitzgerald should die after his disability and before all of the said 120
     ----------
     monthly installments are paid, the unpaid balance shall continue to be paid in installments for the expired portion of such 120 month period to such beneficiary as Fitzgerald may designate in writing to the Association.
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                                      -1-

                C.      If both Fitzgerald and his designated beneficiary should
                                ----------
        die before a total of 120 monthly payments are paid by the Association, then the remaining amount due shall be paid as promptly as possible in one lump sum to the estate of such designated beneficiary.

                D. The beneficiary referred to in this paragraph may be designated or changed by Fitzgerald (without the consent of any prior
                                 ----------
        beneficiary) on a form provided by the Association and delivered to the Association before his death. If no such beneficiary shall have been designated, or if no designated beneficiary shall survive Fitzgerald,
                                                                  ----------
        the installment payments payable under this paragraph shall be payable to Fitzgerald's estate.
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                E.      Fitzgerald shall be deemed to have become disabled, for
                        ----------
        purposes of paragraph 4B above, if the Board of Directors of Association shall find, on the basis of medical evidence satisfactory to such Board, that Fitzgerald is totally disabled, mentally or physically, so as to be
             ----------
        prevented from carrying out the duties of his office to the satisfaction of the Board of Directors and that such disability will be permanent and continuous during the remainder of his life.

        5.      The installments to be paid to Fitzgerald under paragraph 4A and
                                               ----------
4B above, shall commence on the first day of the month next following the date of the termination of his employment. The said installment payments to be paid to the designated beneficiary under the provision of this paragraph 5 shall commence on a date to be selected by the Association but within one year from the date of death of Fitzgerald.
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        6.      Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind or a fiduciary relationship between the Association and Fitzgerald, as designated beneficiary or any other person. To the extent that
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any person acquires the right to receive payments from the Association under this Agreement, such right shall be no longer greater than the right of any unsecured general creditor of the Association.

        7. Notwithstanding anything herein contained to the contrary, no payment of any unpaid installment of deferred compensation shall be made and all rights of Fitzgerald, or his designated beneficiary, executors or
          ----------
administrators, or any other person, to receive payments under this Agreement shall be forfeited if either or all of the following events shall occur:

                A. Without approval of the Board of Directors of the Association, Fitzgerald has or possesses, directly or indirectly, from
                     ----------
        this day forward, any interest in any other Association competing with or inimical to his interest in the Association located within an area 300 miles in any direction from the City of Omaha, Nebraska, all within the determination of the Board of Directors of the Association.

                B.      Fitzgerald shall engage in any activity or conduct which
                        ----------
        in the opinion of the Board of Directors of Association is inimical to the best interests of the Association.

                C.      If Fitzgerald's employment by Association is terminated
                           ------------
        for any reason other than by retirement, death or disability.

        8.      Neither Fitzgerald nor his designated beneficiary shall have the
                        ----------
right to commute, encumber or dispose of the right to receive payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable, except by which or by the laws of descent and distribution.

        9. If the Board of Directors of the Association shall find that any person to whom any payment is payable under this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim thereof shall have been made by duly appointed guardian, committee or other legal representative) may be paid to the spouse, child, parent, brother or sister, or to any person deemed by the Board of Directors of the Association may determine. Any such payment shall be a complete discharge of the liabilities of the Association under this Agreement.

       10. Nothing contained herein shall be construed as conferring upon Fitzgerald the right to continue the employ of the Association as an executive
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or in any other capacity.

       11. Any deferred compensation payable under this Agreement shall not be deemed salary or other compensation to Fitzgerald for the purposes of
                                          ----------
computing benefits to which he may be entitled under any pension, profit sharing or other arrangement of the Association for the benefit of its employees.


       12. This Agreement shall be binding upon and inure to the benefit of the Association, its successors and assign and Fitzgerald, his heirs, executors,
                                               ----------
administrators and legal representatives.

       13. The deferred compensation under this Agreement is understood to be in addition to the compensation salary, or other benefits Fitzgerald is now
                                                             ----------
receiving or such compensation, salary or other benefits as he may be receiving by action of the Board of Directors of the Association up to the date of his retirement pursuant to the terms of this Agreement.

       14. This Agreement has been executed in the State of Nebraska and shall be construed in accordance with the laws of the State of Nebraska.

        Executed this 15th day of May, 1974.


                                        COMMERCIAL FEDERAL SAVINGS AND
                                        LOAN ASSOCIATION,

Attest:

/s/ Opal M. Wiess                       By /s/ William F. Fitzgerald
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Assistant Secretary                       President

/s/ Donald L. Schinzel                  /s/ William F. Fitzgerald
- --------------------------------        -----------------------------------
Witness

                                AMENDMENT NO. 1
                     TO THE 1974 AGREEMENT ("PLAN") DATED
           MAY 15,1974 BETWEEN WILLIAM A. FITZGERALD ("FITZGERALD")
                     AND COMMERCIAL FEDERAL SAVINGS & LOAN
               (n/k/a "COMMERCIAL FEDERAL BANK F.S.B.") ("BANK")

The current plan between Fitzgerald and Bank be, and is hereby amended, by adding a new subparagraph 7(a). By virtue of this attachment, Fitgerald will, as the date of this amendment, become fully vested in all benefits provided to him by the Plan.



                           All as of this 14th day of February, 1996.

                                         By /s/ James A. Laphen
                                            --------------------
                                            Chief Operating Officer
                                            of Commercial Federal Bank

                                            /s/ William A. Fitzgerald
                                            -------------------------